UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

ISRAMCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12500	13-3145265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 West Loop South, Suite 750

Houston, Texas 77027

(Address of principal executive offices, including zip code)

(713) 621-3882

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	ISRL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

A special meeting (the “Special Meeting”) of the stockholders of Isramco, Inc., a Delaware corporation (the “Company”), was held on October 22, 2019. There were 2,629,596 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), represented in person or by proxy at the Special Meeting, representing 96.76% of the 2,717,648 shares of Common Stock outstanding on September 5, 2019, the record date for the Special Meeting. The Company’s stockholders considered the following proposals at the Special Meeting:

●

Proposal 1: a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of May 20, 2019, by and among the Company, Naphtha Israel Petroleum Corporation Ltd. (“Naphtha”), Naphtha Holding Ltd. (“NHL”), I.O.C. – Israel Oil Company, LTD. (“IOC”) and Naphtha US Oil, Inc. (“Merger Sub” and, together with Naphtha, NHL and IOC, the “Purchaser Parties”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as an indirect wholly-owned subsidiary of Naphtha; and

●

Proposal 2: a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the adoption of the Merger Agreement (including the required vote of a majority of the outstanding shares of Common Stock not beneficially owned by the Purchaser Parties, any of their affiliates, or any officer of the company (determined in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended)).

Voting Results

At the Special Meeting, Proposal 1 was approved by the stockholders of the Company. Sufficient votes were also received to approve Proposal 2, but such adjournment was not necessary in light of the approval of Proposal 1. The results of votes with respect to both proposals are as follows.

●	Proposal 1 was approved with 2,626,250 “FOR” votes, 1,458 “AGAINST” votes and 1,888 “ABSTAIN” votes; and

●	Proposal 2 was approved with 2,602,306 “FOR” votes, 25,402 “AGAINST” votes and 1,888 “ABSTAIN” votes.

Item 8.01.     Other Events.

On October 22, 2019, the Company issued a press release announcing the results of the Special Meeting. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated October 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAMCO, INC.

By:	/s/ Anthony K. James
Name:	Anthony K. James
Title:	General Counsel & Secretary

Date: October 22, 2019